UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

         Delaware                        0-22624                   05-0473908
         Delaware                        1-11432                   05-0475617
         Delaware                        1-11436                   22-3182164
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(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)



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SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On October 24, 2006, Foamex International Inc. (the "Company") issued a press release announcing that on October 23, 2006 the Company and certain of its subsidiaries, including Foamex L.P., filed their First Amended Joint Plan of Reorganization and accompanying Disclosure Statement with the United States Bankruptcy Court for the District of Delaware. The press release is attached to this Report as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

    (d)   Exhibits

          2.3 First Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on October 23, 2006.

          99.1 First Amended Disclosure Statement for First Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on October 23, 2006.

          99.2 Press Release, dated October 24, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 25, 2006

                              FOAMEX INTERNATIONAL INC.


                              By:        /s/Gregory J. Christian
                                         --------------------------------------
                              Name:      Gregory J. Christian
                              Title:     Executive Vice President and
                                         General Counsel

                              FOAMEX L.P.
                              By:        FMXI, INC.,
                                         its Managing General Partner

                              By:        /s/ Gregory J. Christian
                                         --------------------------------------
                              Name:      Gregory J. Christian
                              Title:     Vice President and Secretary

                              FOAMEX CAPITAL CORPORATION

                              By:        /s/ Gregory J. Christian
                                         --------------------------------------
                              Name:      Gregory J. Christian
                              Title:     Vice President and Secretary




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



                                  EXHIBIT INDEX

Exhibit
Number         Description

2.3 First Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on October 23, 2006.

99.1 First Amended Disclosure Statement for First Amended Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on October 23, 2006.

99.2           Press Release, dated October 24, 2006.





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